FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



      NEW JERSEY                    0-7405                     22-1937826
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(State of Incorporation)    (Commission File No.)             (IRS Employer
                                                           Identification No.)


        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)


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Item 5. Other Materially Important Events

Registrant contractually retained Parente Randolph LLP Two Penn Center Plaza, Suite 700 Philadelphia, Pa. 19102-1721 as auditors effective April 30th 2001 replacing Arthur Anderson LLP.

Registrant cured all patent issues and financial obligations to CUNY/Research Foundation with the initial payment of $175,000 on January 23, 2001. (see registrant's reported history "Research Agreements with the City University of New York" 10-K dated 2-29-2000). Registrant has contractually committed payment of the balance from yearly proceeds from registrant's NOL contract sale March 2, 2000 to Public Service Electric and Gas Company 80 Park Plaza Newark New Jersey 07101 over a three-year period beginning 2001 for 83.3% of registrant's state audited and certified NOL value of $713,987.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                        MEDISCIENCE TECHNOLOGY CORPORATION



                                             /s/ Peter Katevatis
                                     --------------------------------------
                                           Peter Katevatis, Chairman



Dated May 10, 2001